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EXHIBIT 10.1

STOCK PURCHASE AGREEMENT

BETWEEN

REGAL ENTERTAINMENT HOLDINGS, INC.

AND

REGAL CINEMAS, INC.

JUNE 6, 2003

STOCK PURCHASE AGREEMENT

        THIS STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of June 6, 2003 (the "Closing Date") between Regal Entertainment Holdings, Inc., a Delaware corporation ("Seller"), and Regal Cinemas, Inc., a Tennessee corporation ("Buyer").

        WHEREAS, Seller holds all of the issued and outstanding capital stock of United Artists Theatre Group ("UATG"); specifically, Seller holds 1,000 shares of UATG common stock, par value $0.001 per share (the "Shares");

        WHEREAS, Seller desires to sell, and Buyer desires to purchase from Seller, the Shares at the price and upon the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.     DEFINITIONS

        For all purposes of this Agreement, the capitalized terms specified in Exhibit A shall have the meanings set forth in that Exhibit A, except as otherwise expressly provided herein.

2.     SALE AND PURCHASE OF SHARES

        2.1.    Sale and Purchase of Shares

        On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions hereof, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Shares at the purchase price specified in Section 2.2.

        2.2.    Purchase Price

        In consideration of Seller's delivery of the Shares, Buyer shall pay Seller Three Hundred Eleven Million Three Hundred Seventy Four Thousand and Six Dollars ($311,374,006) in immediately available funds (the "Purchase Price").

3.     CLOSING

        3.1.    Closing of Sale and Purchase

        Subject to the terms and conditions of this Agreement, the Closing shall take place at the offices of Hogan & Hartson L.L.P., 1200 Seventeenth Street, Suite 1500, Denver, Colorado 80202, at 10:00 a.m., local time, on June 6, 2003 (the "Closing Date").

        3.2.    Closing Deliveries by Seller

        At the Closing, Seller shall deliver to Buyer the following:

        (a)   certificates representing the Shares, duly endorsed in blank or with duly executed stock powers attached; and

        (b)   such other documents as Buyer may reasonably request in order to document properly the transactions provided under this Agreement.

        3.3.    Closing Deliveries by Buyer    At the Closing, Buyer shall deliver the Purchase Price as provided for in Section 2.2.

4.     REPRESENTATIONS AND WARRANTIES OF SELLER

        Seller hereby represents and warrants to Buyer as follows:

        4.1.    Organization

        Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the full and unrestricted corporate power and authority to carry on its business as currently conducted, to enter into this Agreement and to carry out the transactions contemplated hereby.

        4.2.    Authority and Capacity

        Seller has full legal right, capacity, power and authority to execute this Agreement and to consummate the transactions contemplated hereby.

        4.3.    Absence of Violation

        The execution, delivery and performance by Seller of this Agreement, the fulfillment of and the compliance with the respective terms and provisions hereof and thereof, and the consummation of the transactions contemplated hereby and thereby, do not and will not (a) conflict with, or violate any provision of, any Law having applicability to Seller, (b) conflict with, or result in any breach of, or constitute a default under, any material agreement to which Seller is a party or the certificate of incorporation or bylaws of Seller, or (c) require any consent, approval or authorization of, or notice to, or declaration, filing or registration with, any governmental authority.

        4.4.    Binding Obligation

        This Agreement constitutes a valid and binding obligation of Seller, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws relating to or affecting creditors rights generally and by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        4.5.    Title to Shares

        On the Closing Date, Seller will have good, valid and marketable title, free and clear of all Encumbrances, to the Shares, with full right and lawful authority to sell and transfer the Shares to Buyer pursuant to this Agreement. Upon payment for the Shares to be purchased from Seller pursuant to the terms of this Agreement, Buyer will acquire good, valid and marketable title thereto, free and clear of all Encumbrances other than those created by Buyer. Upon consummation of the Closing, Buyer will own all of the issued and outstanding capital stock of UATG.

5.     REPRESENTATIONS AND WARRANTIES OF BUYER

        Buyer hereby represents and warrants to Seller as follows:

        5.1.    Organization

        Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee and has the full and unrestricted corporate power and authority to carry on its business as currently conducted, to enter into this Agreement and to carry out the transactions contemplated hereby.

        5.2.    Authority and Capacity

        Buyer has full legal right, capacity, power and authority to execute this Agreement and to consummate the transactions contemplated hereby.

        5.3.    Absence of Violation

        The execution, delivery and performance by Buyer of this Agreement, the fulfillment of and the compliance with the respective terms and provisions hereof and thereof, and the consummation of the transactions contemplated hereby and thereby, do not and will not (a) conflict with, or violate any provision of, any Law having applicability to Buyer, (b) conflict with, or result in any breach of, or constitute a default under, any material agreement to which Buyer is a party or the charter or bylaws of Buyer, or (c) require any consent, approval or authorization of, or notice to, or declaration, filing or registration with, any governmental authority.

        5.4.    Binding Obligation

        This Agreement constitutes a valid and binding obligation of Buyer, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws relating to or affecting creditors rights generally and by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

        The obligations of Seller under this Agreement are subject to the fulfillment, at or prior to the Closing, of each of the following conditions by Buyer, and failure to satisfy any such condition shall excuse and discharge all obligations of Seller to carry out the provisions of this Agreement, unless such failure is agreed to in writing by Seller:

        6.1.    Representations and Warranties

        The representations and warranties made by Buyer in this Agreement shall be true and complete when made and on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes expressly permitted by this Agreement.

        6.2.    Performance

        Buyer shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by such Buyer prior to the Closing Date.

        6.3.    Legal Proceedings

        No action or proceeding by or before any governmental authority shall have been instituted or threatened (and not subsequently dismissed, settled or otherwise terminated) that is reasonably expected to restrain, prohibit or invalidate the transactions contemplated by this Agreement, other than an action or proceeding instituted or threatened by the Seller.

7.     CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

        The obligations of Buyer under this Agreement are subject to the fulfillment, at or prior to the Closing, of each of the following conditions by Seller, and failure to satisfy any such condition shall excuse and discharge all obligations of Buyer to carry out the provisions of this Agreement, unless such failure is agreed to in writing by Buyer:

        7.1.    Representations and Warranties

        The representations and warranties made by Seller in this Agreement shall be true and complete when made, and on and as of the Closing Date as though such representations and warranties were made on and as of such date, except for any changes expressly permitted by this Agreement.

        7.2.    Performance

        Seller shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with prior to the Closing Date.

        7.3.    Legal Proceedings

        No action or proceeding by or before any governmental authority shall have been instituted or threatened (and not subsequently settled, dismissed or otherwise terminated) that is reasonably expected to restrain, prohibit or invalidate the transactions contemplated by this Agreement other than an action or proceeding instituted or threatened by the Buyer.

8.     MISCELLANEOUS

        8.1.    Further Assurances

        Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents, and will obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

        8.2.    No Brokers

        Each of Buyer and Seller hereto represents and warrants to the other that such party has not engaged any broker, finder or agent in connection with the transactions contemplated by this Agreement and has not incurred (and will not incur) any unpaid liability to any broker, finder or agent for any brokerage fees, finders' fees or commissions, with respect to the transactions contemplated by this Agreement. Each party agrees to indemnify, defend and hold harmless each of the other parties from and against any and all Claims asserted against such parties for any such fees or commissions by any persons purporting to act or to have acted for or on behalf of the indemnifying party.

        8.3.    Expenses

        Each party hereto shall pay its own expenses incident to this Agreement and the transactions contemplated hereunder, including all legal and accounting fees and disbursements.

        8.4.    Entire Agreement; Amendment

        This Agreement, including the Exhibits and other documents referred to herein or furnished pursuant hereto, constitutes the entire Agreement among the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed and delivered by Buyer and Seller.

        8.5.    Waiver

        No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

        8.6.    Severability

        If any part of any provision of this Agreement or any other agreement or document given pursuant to or in connection with this Agreement shall be invalid or unenforceable in any respect, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provision or the remaining provisions of this Agreement.

        8.7.    Governing Law

        This Agreement, the rights and obligations of the parties hereto, and any Claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of Delaware (excluding the choice of law rules thereof).

        8.8.    Headings

        Section headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

        8.9.    Execution in Counterparts

        To facilitate execution, this Agreement may be executed by facsimile and in as many counterparts as may be required. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single Agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

        8.10.    Limitation on Benefits

        The covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.

        8.11.    Binding Effect

        Subject to any provisions hereof restricting assignment, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and assigns.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first above written.

BUYER:
REGAL CINEMAS, INC.
By:	/s/ PETER B. BRANDOW Peter B. Brandow Executive Vice President and Secretary
SELLER:
REGAL ENTERTAINMENT HOLDINGS, INC.
By:	/s/ RALPH E. HARDY Ralph E. Hardy Executive Vice President and Secretary

EXHIBIT A

CERTAIN DEFINITIONS

        "Claims" means all demands, claims, actions or causes of action, assessments, losses, damages (including, without limitation, diminution in value), liabilities, costs and expenses, including, without limitation, interest, penalties and attorneys' fees and disbursements.

        "Closing" means the closing of the sale and purchase of the Shares pursuant to the Agreement.

        "Closing Date" shall have the meaning set forth in the preamble to this Agreement.

        "Encumbrance" means any mortgage, lien, pledge, encumbrance, security interest, deed of trust, option, encroachment, reservation, order, decree, judgment, condition, restriction, charge, agreement, Claim or equity of any kind.

        "Exhibit" means an exhibit attached to the Agreement.

        "Laws" means all foreign, federal, state and local statutes, laws, ordinances, regulations, rules, resolutions, orders, determinations, writs, injunctions, awards (including, without limitation, awards of any arbitrator), judgments and decrees applicable to the specified persons or entities and to the businesses and assets thereof.

        "Section" means a Section (or a subsection) of the Agreement.

A-1

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STOCK PURCHASE AGREEMENT BETWEEN REGAL ENTERTAINMENT HOLDINGS, INC. AND REGAL CINEMAS, INC.